EXHIBIT 10.1

CONSENT

                CONSENT,  dated as of August 9, 2005 (this “Consent”), under the CREDIT AGREEMENT, dated as of November 18, 1997, as amended and restated as of October 14, 2004 and as amended and waived by the First Amendment and Waiver dated as of March 31, 2005 (as in effect on the date immediately prior to the date hereof, the “Credit Agreement”), among BALLY TOTAL FITNESS HOLDING CORPORATION, a Delaware corporation (the “Borrower”), the lenders parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as agent for the Lenders (the “Agent”), DEUTSCHE BANK SECURITIES, INC., as Syndication Agent, and LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent. Terms used herein, but not defined, shall have the respective meanings set forth in the Credit Agreement.

W I T N E S S E T H:

                1.     The requisite holders under the Borrower’s Subordinated Notes Indenture have delivered a notice of default dated August 4, 2005, and the trustee under each of the Borrower’s Subordinated Notes Indenture and Senior Unsecured Notes Indenture has delivered a notice of default dated August 5, 2005 (collectively, the “August 2005 Default Notices”), in each case under Section 5.1(c) thereof with respect to the Borrower’s failure to satisfy certain financial reporting and delivery obligations thereunder.

                2.     Pursuant to Section 8.07 of the Credit Agreement a Default and Event of Default will arise under the Credit Agreement 10 days after delivery of the August 2005 Default Notices (“Credit Agreement Default Date”).

                3.     The Borrower wishes to extend the Credit Agreement Default Date as a result of the delivery of the August 2005 Default Notices to August 31, 2005.

                4.     The consent of the Majority Lenders is required to so extend the Credit Agreement Default Date.

                NOW, THEREFORE, the parties hereto hereby agree as follows:

                1.     Consent. With respect to the August 2005 Default Notices, the Lenders consent to the extension of the Credit Agreement Default Date to August 31, 2005.

                2.     Conditions to Effectiveness of this Consent. This Consent shall become effective as of the date first set forth above (the “Effective Date”) at such time as:

(i) the Agent shall have received counterparts of this Consent duly executed and delivered by a duly authorized officer of each of the Borrower, each Guarantor and the Majority Lenders; and

(ii) the Agent shall have received payment of all fees and expenses of the Agent and the Lenders that are earned, due and payable on or prior to the Effective Date in connection with this Consent.

                3.     Consent Fee. The Borrower agrees to pay to the Agent for the account of each Lender which executes and delivers this Consent by 5:00 pm EST on August 12, 2005 (each, an “Approving Lender”), a consent fee equal to .05% of the sum of such Lender’s Term Advances and Revolving Credit Commitments on the Effective Date, earned, due and payable on the Effective Date.

                4.     Representations and Warranties. The Borrower represents and warrants to each Lender that as of the Effective Date after giving effect to this Consent: (a) the representations and warranties made by the Credit Parties in the Credit Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof.

                5.     Counterparts. This Consent may be executed by one or more of the parties to this Consent on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns and binding in respect of all of its Commitments and Advances, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

                6.     Continuing Effect; No Other Amendments. This Consent is to be narrowly constructed. Except to the extent the Credit Agreement is expressly amended hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect. This Consent shall constitute a Credit Document.

                7.     GOVERNING LAW. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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                IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BALLY TOTAL FITNESS HOLDING CORPORATION

By:	/s/ Carl J. Landeck

Name:	Carl J. Landeck
Title:	Senior Vice President
Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Agent

By:	/s/ Barry Bergman

Name:	Barry Bergman
Title:	Managing Director

Bally Total Fitness Holding Corporation Consent dated as of August 9, 2005 to the Amended and Restated Credit Agreement:

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Patrick R. Keller

Name:	Patrick R. Keller
Title:	First Vice President

ADAR INVESTMENT FUND LTD
By:	ADAR Investment Management LLC,
Investment Manager

By:	/s/ Aaron Morse

Name:	Aaron Morse
Title:	Chief Operating Officer

ANCHORAGE CROSSOVER CREDIT OFFSHORE MASTER FUND, LTD.

By:	/s/ Kevin Ulrich

Name:	Kevin Ulrich
Title:	Director

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD.

By:	/s/ Diane J. Exter

Name:	Diane J. Exter
Title:	Managing Director Portfolio
Manager

Sankaty Advisors, Inc. as Collateral Manager for BRANT POINT CBO 1999-1 LTD.

By:	/s/ Diane J. Exter

Name:	Diane J. Exter
Title:	Managing Director Portfolio
Manager

Sankaty Advisors, LLC as Collateral Manager for BRANT POINT II CBO 2000-1 LTD.

By:	/s/ Diane J. Exter

Name:	Diane J. Exter
Title:	Managing Director Portfolio
Manager

Sankaty Advisors, LLC as Collateral Manager for CASTLE HILL I INGOTS, LTD.

By:	/s/ Diane J. Exter

Name:	Diane J. Exter
Title:	Managing Director Portfolio
Manager

Sankaty Advisors, LLC as Collateral Manager for CASTLE HILL II INGOTS, LTD.

By:	/s/ Diane J. Exter

Name:	Diane J. Exter
Title:	Managing Director Portfolio
Manager

HARBOUR TOWN FUND LLC

By:	/s/ Cristina Higgins

Name:	Cristina Higgins
Title:	Assistant Vice President

Sankaty Advisors, LLC as Collateral Manager for LOAN FUNDING XI LLC

By:	s/ Diane J. Exter

Name:	Diane J. Exter
Title:	Managing Director Portfolio
Manager

Sankaty Advisors, LLC as Collateral Manager for RACE POINT CLO, LIMITED

By:	s/ Diane J. Exter

Name:	Diane J. Exter

Title:	Managing Director Portfolio
Manager

Sankaty Advisors, LLC as Collateral Manager for RACE POINT II CLO, LIMITED

By:	/s/ Diane J. Exter

Name:	Diane J. Exter
Title:	Managing Director Portfolio
Manager

SANKATY HIGH YIELD PARTNERS III, L.P.

By:	/s/ Diane J. Exter

Name:	Diane J. Exter
Title:	Managing Director Portfolio
Manager

BLACK DIAMOND OFFSHORE, LTD.
By:	Carlson Capital, L.P., its investment advisor
By:	Asgard Investment Corp., its general partner

By:	/s/ Clint D. Carlson

Name:	Clint D. Carlson
Title:	President

DOUBLE BLACK DIAMOND OFFSHORE LDC
By:	Carlson Capital, L.P., its investment advisor
By:	Asgard Investment Corp., its general partner

By:	/s/ Clint D. Carlson

Name:	Clint D. Carlson
Title:	President

RED FOX FUNDING LLC

By:	/s/ Cristina Higgins

Name:	Cristina Higgins
Title:	Assistant Vice President

CANYON CAPITAL CDO 2002-1, LTD

By:	/s/ R. Christian B. Evensen

Name:	R. Christian B. Evensen
Title:	Managing Director

By: Canyon Capital Advisors LLC, a Delaware Limited Liability Company, its Collateral Manager

CANYON CAPITAL CLO 2004-1, LTD

By:	/s/ R. Christian B. Evensen

Name:	R. Christian B. Evensen
Title:	Managing Director

By: Canyon Capital Advisors LLC, a Delaware Limited Liability Company, its Collateral Manager

CITADEL HILL 2000 LTD

By:	/s/ Brian Cerreta

Name:	Brian Cerreta
Title:	Authorized Signatory

CITADEL HILL 2004 LTD

By:	/s/ Brian Cerreta

Name:	Brian Cerreta
Title:	Authorized Signatory

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Carin M. Keegan

Name:	Carin M. Keegan
Title:	Vice President

By:	/s/ Lana Gifas

Name:	Lana Gifas
Title:	Vice President

HEALTH AND FITNESS TRUST
By:	Wilmington Trust Cmpany not in its

individual capacity, but solely as Owner Trustee

By:	/s/ Joseph B. Feil

Name:	Joseph B. Feil
Title:	Assistant Vice President

ALPHAGEN CREDIT FUND LIMITED

By:	/s/ Varkki P. Chacko

Name:	Varkki P. Chacko
Title:

General Electric Capital Corporation as administrator for, MERRITT CLO HOLDING LLC

By:	/s/ Robert Kadlick

Name:	Robert Kadlick
Title:	Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Hittie C. Lee

Name:	Hittie C. Lee
Title:	Duly Authorized Signatory

HBK MASTER FUND L.P.
By:	HBK Investment L.P., Investment Advisor

By:	/s/ Jamiel A. Akhtar

Name:	Jamiel A. Akhtar
Title:	Authorized Signatory

LOAN FUNDING IV LLC
By:	Highland Capital Management, L.P.,
As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek

Name:	Chad Schramek
Title:	Assistant Treasurer

LOAN FUNDING VII LLC
By:	Highland Capital Management, L.P.,
As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek

Name:	Chad Schramek
Title:	Assistant Treasurer

TRS LEDA LLC

By:	/s/ Jay Hopkins

Name:	Jay Hopkins
Title:	Assistant Vice President

Q FUNDING III, L.P.
By:	Prufrock Onshore, L.P., its General Partner
By:	J. Alfred Onshore, LLC, its General Partner

By:	Robert McCormick

Name:	Robert McCormick
Title:	Vice President

SEMINOLE FUNDING LLC

By:	/s/ Cristina Higgins

Name:	Cristina Higgins
Title:	Assistant Vice President

JEFFERSON-PILOT LIFE INSURANCE COMPANY
By:	TCW Advisors, Inc., as its Investment Advisor

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

C-SQUARED CDO LTD.
By:	TCW Advisors, Inc., as its Portfolio Manager

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

CELERITY CLO LIMITED
By:	TCW Advisors, Inc., as Agent

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

FIRST 2004-I CLO, LTD.
By:	TCW Advisors, Inc., as its Collateral Manager

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

FIRST 2004-II CLO, LTD.
By:	TCW Advisors, Inc., as its Collateral Manager

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

LOAN FUNDING I LLC a wholly owned subsidiary of Citibank, N.A. By: TCW Advisors, Inc., as portfolio manager of Loan

Funding I LLC

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

TCW SELECT LOAN, LIMITED
By:	TCW Advisors, Inc., as its Collateral Manager

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

TCW SENIOR SECURED LOAN FUND
By:	TCW Advisors, Inc., as its Investment Advisor

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

VELOCITY CLO, LTD.
By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Joseph L. Svehla

Name:	Joseph L. Svehla
Title:	Vice President

WB LOAN FUNDING 2, LLC

By:	/s/ Diana M. Himes

Name:	Diana M. Himes
Title:	Associate

WELLS FARGO FOOTHILL, LLC

By:	/s/ Juan Barrera

Name:	Juan Barrera
Title:	Vice President

FOOTHILL INCOME TRUST LP
By:	FIT GP, LLC, Its Gen Parner

By:	/s/ Richard M. Bohannon

Name:	Richard M. Bohannon
Title:	Managing Member

THE CONSENT IS ACKNOWLEDGED AND AGREED:

BALLY’S FITNESS AND RACQUET CLUBS, INC.
BALLY FITNESS FRANCHISING, INC.
BALLY FRANCHISE RSC, INC.
BALLY FRANCHISING HOLDINGS, INC.
BALLY ESTATE II, LLC
REAL ESTATE III, LLC
REAL ESTATE IV, LLC
BALLY REFS WEST HARTFORD, LLC
BALLY TOTAL FITNESS CORPORATION
BALLY TOTAL FITNESS HOLDING CORPORATION
BALLY TOTAL FITNESS INTERNATIONAL, INC.
BALLY TOTAL FITNESS OF MISSOURI, INC.
BALLY TOTAL FITNESS OF TOLEDO, INC.
BFIT REHAB OF WEST PALM BEACH, INC.
CONNECTICUT COAST FITNESS CENTERS, INC.
CONNECTICUT VALLEY FITNESS CENTERS, INC.
GREATER PHILLY NO. 1 HOLDING COMPANY
GREATER PHILLY NO. 2 HOLDING COMPANY
HEALTH & TENNIS CORPORATION OF NEW
YORK
HOLIDAY HEALTH & FITNESS CENTERS OF NEW
   YORK, INC.
HOLIDAY HEALTH CLUBS AND FITNESS
        CENTERS, INC.
HOLIDAY HEALTH CLUBS OF THE SOUTHEAST,
        INC.
HOLIDAY HEALTH CLUBS OF THE EAST COAST,
        INC.
HOLIDAY/SOUTHEAST HOLDING CORP.
HOLIDAY SPA HEALTH CLUBS OF CALIFORNIA
HOLIDAY UNIVERSAL, INC.
JACK LALANNE FITNESS CENTERS, INC.
JACK LALANNE HOLDING CORP.
MANHATTAN SPORTS CLUB, INC.
NEW FITNESS HOLDING CO., INC.
NYCON HOLDING CO., INC.
PHYSICAL FITNESS CENTERS OF PHILADELPHIA,
        INC.
PROVIDENCE FITNESS CENTERS, INC.
RHODE ISLAND HOLDING COMPANY
SCANDINAVIAN HEALTH SPA, INC.
SCANDINAVIAN U.S. SWIM & FITNESS, INC.

TIDELANDS HOLIDAY HEALTH CLUBS, INC.
U.S. HEALTH, INC.
59TH STREET GYM LLC
708 GYM LLC
ACE, LLC
CRUNCH FITNESS INTERNATIONAL, INC.
CRUNCH L.A. LLC
CRUNCH WORLD LLC
FLAMBE LLC
MISSION IMPOSSIBLE, LLC
SOHO HO LLC
WEST VILLAGE GYM AT THE ARCHIVES LLC
BALLY TOTAL FITNESS FRANCHISING, INC.
By:	/s/ Carl J. Landeck

Name:	Carl J. Landeck
Title:	Senior Vice President
Chief Financial Officer